UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 29, 2009

LAZARE KAPLAN INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7848	13-2728690
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (212) 972-9700

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 5, 2010, Lazare Kaplan International Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) disclosing, among other things, that it entered into an Agreement for Interim Payment on January 2, 2010 (the “Agreement”). On January 19, 2010, the Company filed an Amendment to the Form 8-K, attaching a version of the Agreement, redacted pursuant to a request to the Securities and Exchange Commission (the “SEC”) for confidential treatment (the “Confidential Treatment Request”). This Amendment No. 2 to the Form 8-K is being filed to attach a newly redacted version of the Agreement to address the SEC’s comments to the Confidential Treatment Request. A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Agreement for Interim Payment*
_____
* Portions of this document have been omitted and submitted separately with the SEC pursuant to a request for “Confidential Treatment.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARE KAPLAN INTERNATIONAL INC.

Date: May 5, 2010	By:	/s/ William H. Moryto
William H. Moryto,
Vice President and Chief Financial Officer